UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 14, 2015

Date of Report (Date of Earliest Event Reported)

COMM 2015-PC1 Mortgage Trust

(Exact name of issuing entity)

Jefferies LoanCore LLC

(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

UBS Real Estate Securities Inc.

(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC

(Exact name of sponsor as specified in its charter)

The Bank of New York Mellon

(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-193376-20	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street

New York, New York

(Address of principal executive offices)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 14, 2015, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2015 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of COMM 2015-PC1 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class A-M, Class B, Class C and Class D Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class E, Class F, Class G, Class V, Class R and Class LR Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $1,354,402,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS”), Jefferies LLC (“Jefferies”), Natixis Securities Americas LLC (“Natixis”) and Drexel Hamilton, LLC (“Drexel” and, together with DBSI, UBS, Jefferies and Natixis, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of July 1, 2015 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI, UBS and Jefferies are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated September 3, 2014, as supplemented by the Prospectus Supplement, dated July 7, 2015, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $108,536,586, were sold to DBSI, UBS, Jefferies and Natixis (together with DBSI, UBS and Jefferies, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of July 1, 2015, among the Depositor, the Initial Purchasers and GACC. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2015-PC1 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 80 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 147 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective July 14, 2015 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii) UBS Real Estate Securities Inc. (“UBSRES”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective July 14, 2015 (the “UBSRES Mortgage Loan Purchase Agreement”), between the Depositor and UBSRES, (iii) Natixis Real Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective July 14, 2015 (the “NREC Mortgage Loan Purchase Agreement”), between the Depositor and NREC, (iv) The Bank of New York Mellon (“BNYM”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective July 14, 2015 (the “BNYM Mortgage Loan Purchase Agreement”), between the Depositor and BNYM and (v) Jefferies

LoanCore LLC (“JLC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective July 14, 2015 (the “JLC Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the UBSRES Mortgage Loan Purchase Agreement, the NREC Mortgage Loan Purchase Agreement and the BNYM Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JLC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, UBSRES, NREC, BNYM and JLC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $7,587,398, were approximately $1,464,573,314. Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $7,537,398 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

The Mortgage Loan identified in the Prospectus as the 760 & 800 Westchester Avenue Mortgage Loan will be primary serviced and specially serviced pursuant to that certain Pooling and Servicing Agreement, dated as of April 1, 2015 (the “NXS1 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, entered into in connection with the WFCM 2015-NXS1 Mortgage Trust.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus Supplement, dated July 7, 2015, to the Prospectus, dated September 3, 2014. The related registration statement (file no. 333-193376) was originally declared effective on February 12, 2014.

The Underwriting Agreement, the Pooling and Servicing Agreement, the NXS1 Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 1	Underwriting Agreement, dated as of July 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., UBS Securities LLC, Jefferies LLC, Drexel Hamilton, LLC, Natixis Securities Americas LLC, and German American Capital Corporation.
Exhibit 4	Pooling and Servicing Agreement, dated as of July 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 14, 2015.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 14, 2015 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated July 14, 2015 (included as part of Exhibit 5).
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective July 14, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective July 14, 2015, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective July 14, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective July 14, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective July 14, 2015, between Deutsche Mortgage & Asset Receiving Corporation and The Bank of New York Mellon.
Exhibit 99.6	Pooling and Servicing Agreement, dated as of April 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION (Registrant)

Date: July 14, 2015
	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of July 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., UBS Securities LLC, Jefferies LLC, Drexel Hamilton, LLC, Natixis Securities Americas LLC, and German American Capital Corporation.	(E)
4	Pooling and Servicing Agreement, dated as of July 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 14, 2015.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 14, 2015 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated July 14, 2015 (included as part of Exhibit 5).	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective July 14, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective July 14, 2015, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.	(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective July 14, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.	(E)
99.4	Mortgage Loan Purchase Agreement, dated and effective July 14, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.	(E)
99.5	Mortgage Loan Purchase Agreement, dated and effective July 14, 2015, between Deutsche Mortgage & Asset Receiving Corporation and The Bank of New York Mellon.	(E)
99.6	Pooling and Servicing Agreement, dated as of April 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian.	(E)